SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 27, 1996


                         GUINNESS TELL*PHONE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   Nevada
                            -----------------------
                            (State of incorporation)

         025632                                         68-0310550
----------------------                      -----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


                         655 Redwood Highway, Suite 219
                          Mill Valley, California 94941
               ---------------------------------------------------
              (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code:  (415) 389-9442

(Former name or former address, if changed since last report): N/A
















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Item 4. Changes in Registrant's Certifying Accountant


     (a) Replacement of Independent Accountant. On August 27, 1996, the Registrant's Board of Directors replaced Arthur Korn, CPA ("{Arthur Korn") as the Registrant's principal independent accountant engaged to audit the Registrant's financial statements.

     The independent auditor's report of Arthur Korn on the consolidated financial statements of the Registrant for the three years ended December 31, 1995, dated March 27, 1996, included in the Form 10-K for the fiscal year ended December 31, 1995, contained no adverse opinion or disclaimer of opinion and was qualified as to the Company's ability to continue as a going concern and the application of Financial Accounting Standards No. 86.

     In connection with the Registrant's audits for the fiscal years ended December 31, 1994 and 1995, and in the subsequent interim period prior to Arthur Korn's replacement on August 27, 1996, there were (i) no disagreements with Arthur Korn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Arthur Korn, would have caused Arthur Korn to make reference to the subject matter of the disagreement in connection with this report; and (ii) no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has furnished a copy of the disclosure contained in this section to Arthur Korn requesting such firm to respond as to whether it agrees with the information set forth herein relating to such firm. Arthur Korn has responded that it agrees with the statements made herein with respect to such firm and has agreed, as required by Item 304 of Regulation S-K, to furnish to the Registrant a letter addressed to the Securities and Exchange Commission to that effect.

     (b) Engagement of New Independent Accountant. On August 27, 1996, the Registrant's Board of Directors approved the appointment of BDO Seidman LLP ("BDO Seidman") as principal independent accountant to re-audit the Registrant's financial statements for the fiscal years ending December 31, 1994 and 1995 in place of Arthur Korn.

     During the two most recent  fiscal years and through  August 27, 1996,  the
Registrant has not consulted with BDO Seidman regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements and either a written report was provided to the Registrant or oral advice was provided that BDO Seidman concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing of financial reporting issue; or (2) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Item 304(a)(1) of Regulation S-K).

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GUINNESS TELLI*PHONE CORPORATION
                                             A Nevada Corporation



Dated: November 5, 1996                      /S/ Lawrence A. Guinness
                                             ------------------------
                                             Name: Lawrence A. Guinness
                                             Title:   President



Dated: November 5, 1996                      /S/ Dixie K. Tanner
                                             -------------------
                                             Name: Dixie K. Tanner
                                             Title: Secretary


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